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     2002 Annual Report
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     JANUS OVERSEAS FUND
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                                                                    [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Report of Independent Accountants ..............................    16

     Explanations of Charts, Tables and Financial Statements ........    17

     Trustees and Officers ..........................................    19

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS OVERSEAS FUND                         Helen Young Hayes, portfolio manager
(closed to new investors)                   Brent Lynn, portfolio manager

Over the past 12 months, the main theme that emerged was the inconsistency of the nascent global economic recovery. Beginning with the surge of optimism created by the surprising strength in equity markets following the terrorist attacks in the U.S. last fall and ending with the frustrating decline in the markets to close out the third quarter, investors have experienced the full range of the market's emotions. Layered on top of this was the backlash from various accounting scandals and the growing geopolitical unrest. Against this backdrop, Janus Overseas Fund posted a loss of 15.78% for the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned a loss of 13.21%.(1) For the same period, the Fund ranked 592nd out of 814 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) placing it in the third quartile.

[PHOTO]

[PHOTO]

Looking to Europe, the Morgan Stanley Capital International Europe Index fell 13.88% for the period. Economic growth in countries like England, Germany and France has been modest, with pressure building daily on the Bank of England and the European Central Bank to become more aggressive in cutting rates to stimulate growth.

In Asia, the Japanese Nikkei market fell 16.01%, skidding to a 19-year low. We continued to have difficulty finding solid investment ideas in Japan, given concerns about ongoing deflation and the slow pace of structural reform. Therefore, our exposure to Japan remained underweighted versus the benchmark during the period.

Given the fragile nature of the global economic recovery, our strategy has been to position Janus Overseas Fund fairly defensively until we get better clarity on earnings growth going forward. Our frustration lies in the fact that our returns do not reflect this more defensive posture.

The main stock that hurt performance was Bermuda-based conglomerate Tyco International, which declined 82.80% for the year. We owned Tyco for over three years because of the attractive businesses it owned, ranging from ADT home security systems to Curad bandages. We felt these were the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined substantially due to rumors of aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies, as our in-house analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, we lost confidence in management in late April when they decided against this break-up plan, and we sold the position.

Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its fundamentals started to soften. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.

Companies with exposure to financial markets proved to be difficult investments given the continued decline in global equity markets. Our investments in German companies MLP, a financial services firm, and Muenchener Rueckversicherungs-Gesellschaft A.G. (Munich Re), a reinsurance company, held back performance due to their exposure to falling equity markets. We chose to sell our position in MLP.

Stocks that gained ground were primarily consumer-oriented, ranging from automobiles to household products to pharmaceuticals.

Porsche was our top performer, gaining 74.26% for the year. Despite a soft economy, the Porsche brand remains very healthy, evidenced by steady high demand for its vehicles. Strong sales growth of Porsche's flagship 911 sports car enabled the company to maintain healthy margins. Its new sport utility vehicle is currently being launched in Europe to favorable reviews and will launch in the U.S. in 2003.

Nissan Motor Corporation was also a strong performer. The company is benefiting from dynamic change at the hands of a new management team, led by Carlos Ghosn. Furthermore, it remains focused on "Nissan 180" - a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.

Reckitt Benckiser, a UK-based household goods manufacturer that markets products like Lysol, Woolite and Calgon, also gained impressively. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which resulted in healthy organic growth and improving margins.

As mentioned earlier, we continue to run a broad and flat portfolio. For example, the total number of stocks in the Fund has increased in the last 12 months, while the concentration of the top holdings has declined. The industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.

In closing, while disappointed that recent data suggests the global economic recovery remains sluggish, we remain very focused on our mandate - finding companies with strong fundamentals that are gaining profitable share and selling at reasonable valuations. We have confidence that, over time, our research will uncover these "best-of-breed" companies that will prove to be long-term winners.

We know this has been a trying time for all Janus investors and we appreciate your continued support.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Overseas Fund 64th out of 413 international funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Overseas Fund  October 31, 2002  1

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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              96.6%                86.2%
  Foreign                                             96.6%                84.7%
Top 10 Equities/Preferred                             18.6%                24.9%
Number of Stocks                                        134                  120
Cash and Cash Equivalents                              3.4%                13.8%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Oil Companies - Integrated                             9.3%                 8.3%
Medical - Drugs                                        6.4%                 8.0%
Money Center Banks                                     4.2%                 2.8%
Automotive - Cars and Light Trucks                     3.8%                 2.0%
Electronic Components
  - Semiconductors                                     3.8%                 1.8%

Top 5 Countries
                                           October 31, 2002     October 31, 2001
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United Kingdom                                        18.7%                13.6%
Japan                                                 12.5%                10.8%
Switzerland                                           10.5%                 6.9%
France                                                10.2%                 5.8%
Canada                                                 7.3%                 5.4%

Top 10 Equity/Preferred Holdings
                                           October 31, 2002     October 31, 2001
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Total Fina Elf S.A.                                    2.5%                 2.8%
Grupo Televisa S.A. (ADR)                              2.0%                 1.6%
Accor S.A.                                             1.8%                 0.6%
Porsche A.G.                                           1.8%                 1.6%
Reliance Industries, Ltd.                              1.8%                 1.8%
Reckitt Benckiser PLC                                  1.8%                 2.6%
STMicroelectronics N.V.                                1.8%                 1.4%
UBS A.G.                                               1.7%                   --
EnCana Corp.                                           1.7%                   --
Diageo PLC                                             1.7%                 1.0%

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Average Annual Total Return - for the periods ended October 31, 2002

                                  One Year        Five Year        Since 5/2/94*
Janus Overseas Fund               (15.78)%          0.62%              7.98%
Morgan Stanley Capital
  International EAFE(R)Index      (13.21)%         (3.12)%             0.29%

Janus Overseas
Fund
$19,210

Morgan Stanley
Capital
International
EAFE(R) Index
$10,250
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($19,210) as compared to the Morgan Stanley Capital International EAFE Index ($10,250).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 0.1%
     837,797    Telefonica Publicidad e Informacion S.A.** ..     $    2,978,589

Advertising Services - 1.6%
   7,356,182    WPP Group PLC** .............................         50,330,686

Aerospace and Defense - 0.1%
     177,159    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $    2,777,853

Applications Software - 1.5%
     234,447    Infosys Technologies, Ltd. ..................         18,371,239
   6,040,953    Satyam Computer Services, Ltd. ..............         29,412,125

                                                                      47,783,364

See Notes to Schedule of Investments and Financial Statements.

2  Janus Overseas Fund  October 31, 2002
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JANUS OVERSEAS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.6%
   1,219,500    Sony Corp.** ................................     $   52,460,775

Automotive - Cars and Light Trucks - 2.0%
     316,921    BMW A.G.** ..................................         11,298,761
     293,300    Honda Motor Company, Ltd.** .................         10,510,391
     332,810    Hyundai Motor Company, Ltd.** ...............          8,453,671
   4,549,000    Nissan Motor Company, Ltd.** ................         34,942,007

                                                                      65,204,830

Beverages - Wine and Spirits - 1.7%
   4,913,082    Diageo PLC** ................................         55,162,398

Brewery - 2.8%
   1,786,000    Asahi Breweries, Ltd.** .....................         11,750,566
   2,101,671    Interbrew S.A.** ............................         47,350,377
   4,028,000    Kirin Brewery Company, Ltd.** ...............         24,923,036
     340,685    Molson, Inc. - Class A ......................          6,411,184

                                                                      90,435,163

Broadcast Services and Programming - 2.0%
   2,357,070    Grupo Televisa S.A. (ADR)*,** ...............         66,233,667

Building - Heavy Construction - 0.4%
     194,105    Technip-Coflexip S.A.** .....................         12,619,692

Cable Television - 0.7%
   2,452,015    Shaw Communications, Inc. - Class B .........         23,980,089

Cellular Telecommunications - 2.6%
  22,297,000    China Mobile, Ltd.*,** ......................         54,748,311
      15,981    NTT DoCoMo, Inc.** ..........................         29,481,846

                                                                      84,230,157

Chemicals - Diversified - 1.6%
     308,481    Akzo Nobel N.V.** ...........................          9,225,983
   3,131,440    BOC Group PLC** .............................         44,043,362

                                                                      53,269,345

Chemicals - Specialty - 1.8%
      37,914    Givaudan S.A.** .............................         15,872,518
     725,920    Syngenta A.G.** .............................         43,200,450

                                                                      59,072,968

Commercial Banks - 2.9%
   2,190,161    Anglo Irish Bank Corporation PLC** ..........         14,662,230
   1,004,968    Danske Bank A/S .............................         16,003,016
     170,298    Julius Baer Holding, Ltd.** .................         41,646,115
     363,095    Kookmin Bank** ..............................         12,098,586
      84,510    Kookmin Bank (ADR)** ........................          2,733,899
   1,154,310    Koram Bank*,** ..............................          7,351,442

                                                                      94,495,288

Computer Services - 0.6%
     253,556    Atos S.A.*,** ...............................          9,361,105
     292,144    Cap Gemini S.A.** ...........................          7,183,746
   1,511,829    Logica PLC** ................................          3,697,974

                                                                      20,242,825

Computers - 1.0%
  88,368,000    Legend Group, Ltd.** ........................         32,008,770

Cooperative Banks - 0.7%
   1,845,223    Banco Popolare di Verona e Novara Scrl** ....         22,440,087

Cosmetics and Toiletries - 1.4%
   1,920,000    Kao Corp.** .................................     $   43,883,529

Diversified Financial Services - 1.8%
     830,448    Deutsche Boerse A.G.** ......................         29,771,336
   1,427,072    Euronext N.V.** .............................         28,406,599

                                                                      58,177,935

Diversified Minerals - 1.2%
   1,308,696    Anglo American PLC** ........................         16,748,224
     856,560    Companhia Vale do Rio Doce (ADR)* ...........         22,570,356

                                                                      39,318,580

Diversified Operations - 1.5%
   8,081,144    BBA Group PLC** .............................         22,347,735
   4,530,051    Hays PLC** ..................................          6,343,118
   1,785,003    Smiths Group PLC** ..........................         20,328,496

                                                                      49,019,349

Electronic Components - 0.7%
   1,106,133    Koninklijke (Royal) Philips Electronics N.V.**        19,827,284
     255,041    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          4,514,226

                                                                      24,341,510

Electronic Components - Semiconductors - 3.8%
     137,600    Rohm Company, Ltd.** ........................         17,331,121
     171,850    Samsung Electronics Company, Ltd.** .........         48,658,303
   2,546,500    STMicroelectronics N.V.** ...................         50,563,294
     294,778    STMicroelectronics N.V. (New York Shares)** .          5,798,283

                                                                     122,351,001

Electronic Security Devices - 1.1%
  26,638,967    Chubb PLC** .................................         36,042,071

Finance - Mortgage Loan Banker - 0.7%
   1,787,875    Housing Development Finance
                  Corporation, Ltd. .........................         23,264,544

Food - Diversified - 3.7%
     313,616    Groupe Danone** .............................         40,686,170
   2,129,000    Kikkoman Corp.** ............................         12,703,849
     121,764    Nestle S.A.** ...............................         26,106,603
   1,596,893    Orkla A.S.A. ................................         25,339,225
     251,902    Unilever N.V.** .............................         16,152,833

                                                                     120,988,680

Hotels and Motels - 2.7%
   1,671,693    Accor S.A.** ................................         59,350,309
   1,155,296    Fairmont Hotels & Resorts, Inc. .............         28,043,315

                                                                      87,393,624

Human Resources - 0.1%
     570,047    Vedior N.V.** ...............................          3,471,867

Industrial Gases - 0.3%
      70,206    L'Air Liquide S.A.** ........................          8,996,753

Instruments - Controls - 0.7%
     724,150    Mettler-Toledo International, Inc.*,** ......         21,688,293

Insurance Brokers - 1.4%
   2,568,095    Jardine Lloyd Thompson Group** ..............         26,919,226
     561,585    Willis Group Holdings, Ltd.* ................         17,184,501

                                                                      44,103,727

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Overseas Fund  October 31, 2002  3
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JANUS OVERSEAS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.2%
     587,110    Check Point Software Technologies, Ltd.* ....     $    8,096,247

Investment Management and Advisory Services - 0.2%
     680,966    Schroders PLC** .............................          6,112,317

Machinery - Electrical - 0.6%
     450,089    Schneider Electric S.A.** ...................         20,860,348

Medical - Drugs - 6.4%
     235,600    Aventis S.A.** ..............................         14,104,214
   1,299,783    GlaxoSmithKline PLC** .......................         25,118,942
     600,256    Novartis A.G.** .............................         22,892,997
     165,461    Sanofi-Synthelabo S.A.** ....................         10,118,355
     723,018    Schering A.G.** .............................         33,187,623
      22,403    Serono S.A. - Class B** .....................         12,505,214
     480,000    Takeda Chemical Industries, Ltd.** ..........         19,943,497
     318,165    Teva Pharmaceutical Industries, Ltd. (ADR) ..         24,635,516
   1,837,000    Yamanouchi Pharmaceutical Company, Ltd.** ...         44,985,515

                                                                     207,491,873

Medical Products - 1.7%
   6,736,756    Smith & Nephew PLC** ........................         40,542,994
      23,350    Synthes-Stratec, Inc.** .....................         14,125,248

                                                                      54,668,242

Metal - Aluminum - 0.5%
     505,037    Pechiney S.A.** .............................         15,584,682

Metal Processors and Fabricators - 2.2%
   4,762,836    Assa Abloy A.B. - Class B ...................         47,045,669
     909,100    SKF A.B. - Class B ..........................         22,771,928

                                                                      69,817,597

Miscellaneous Manufacturing - 0.6%
  17,178,732    FKI PLC** ...................................         18,826,775

Money Center Banks - 4.2%
   1,903,213    Banco Bilbao Vizcaya Argentaria S.A.** ......         18,131,752
   1,347,600    HBOS PLC** ..................................         14,762,262
   3,429,594    Standard Chartered PLC** ....................         39,920,165
   1,167,069    UBS A.G.** ..................................         55,618,385
   2,086,566    UniCredito Italiano S.p.A.** ................          7,810,903

                                                                     136,243,467

Multimedia - 0.7%
   1,093,693    Corus Entertainment, Inc. - Class B* ........         15,090,432
   1,003,334    News Corporation, Ltd. ......................          5,925,155
     114,295    News Corporation, Ltd. (ADR) ................          2,655,073

                                                                      23,670,660

Oil - Field Services - 1.7%
   3,081,389    John Wood Group PLC** .......................          7,713,353
   4,736,583    Saipem S.p.A.** .............................         25,423,875
     551,465    Schlumberger, Ltd.** ........................         22,119,261

                                                                      55,256,489

Oil Companies - Exploration and Production - 0.6%
     580,383    Canadian Natural Resources, Ltd. ............         15,774,904
   3,360,500    CNOOC, Ltd.** ...............................          4,201,110

                                                                      19,976,014

Oil Companies - Integrated - 8.6%
   6,223,095    BP PLC** ....................................     $   39,917,834
   1,913,939    EnCana Corp. ................................         55,566,681
   2,351,614    Eni S.p.A.** ................................         32,301,285
   2,930,869    Husky Energy, Inc. ..........................         29,823,915
   2,217,670    Suncor Energy, Inc. .........................         32,086,150
     592,748    Total Fina Elf S.A.** .......................         81,653,449
      62,570    Yukos (ADR) .................................          8,665,945

                                                                     280,015,259

Oil Refining and Marketing - 0.5%
   2,329,000    TonenGeneral Sekiyu K.K.** ..................         14,619,688

Optical Supplies - 1.1%
     326,600    Alcon, Inc. (New York Shares)*,** ...........         13,397,132
     312,000    Hoya Corp.** ................................         21,418,688

                                                                      34,815,820

Paper and Related Products - 0.7%
   1,073,959    Stora Enso Oyj - Class R** ..................         11,167,457
     365,754    UPM - Kymmene Oyj** .........................         11,862,540

                                                                      23,029,997

Petrochemicals - 1.8%
  10,549,284    Reliance Industries, Ltd. ...................         58,203,988

Printing - Commercial - 0.6%
   1,170,000    Dai Nippon Printing Company, Ltd.** .........         11,957,282
     896,000    Toppan Printing Company, Ltd.** .............          6,662,983

                                                                      18,620,265

Public Thoroughfares - 1.1%
   1,435,406    Autoroutes du Sud de la France S.A.*,** .....         35,808,014

Publishing - Books - 1.2%
   1,624,665    Reed Elsevier N.V.** ........................         20,256,614
   1,978,929    Reed Elsevier PLC** .........................         17,477,159

                                                                      37,733,773

Publishing - Newspapers - 1.0%
   3,126,196    Pearson PLC** ...............................         33,289,736

Publishing - Periodicals - 0.7%
   1,350,232    Wolters Kluwer N.V.** .......................         23,681,230

Reinsurance - 1.0%
     115,982    Muenchener Rueckversicherungs
                  -Gesellschaft A.G.** ......................         14,931,768
     234,430    Swiss Re** ..................................         16,277,766

                                                                      31,209,534

Retail - Consumer Electronics - 0.4%
   4,808,409    Dixons Group PLC** ..........................         14,572,292

Rubber - Tires - 0.7%
     469,134    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................         13,640,499
     563,404    Continental A.G.** ..........................          8,006,618

                                                                      21,647,117

Security Services - 1.4%
   3,376,638    Securitas A.B. - Class B ....................         46,989,425

Soap and Cleaning Preparations - 1.8%
   3,181,843    Reckitt Benckiser PLC** .....................         57,744,871

See Notes to Schedule of Investments and Financial Statements.

4  Janus Overseas Fund  October 31, 2002

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Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.4%
     262,784    Nokia Oyj** .................................     $    4,463,138
     534,820    Nokia Oyj (ADR)** ...........................          8,888,708

                                                                      13,351,846

Telephone - Integrated - 1.0%
     576,626    Telecom Italia S.p.A.** .....................          4,579,793
   1,273,741    Telecom Italia S.p.A. - RNC** ...............          6,705,689
     743,355    Telefonos de Mexico S.A. (ADR)** ............         22,672,328

                                                                      33,957,810

Television - 0.8%
   7,458,214    Granada PLC** ...............................          8,576,278
   5,131,000    Television Broadcasts, Ltd.** ...............         17,664,519

                                                                      26,240,797

Tobacco - 2.0%
       7,413    Japan Tobacco, Inc.** .......................         47,622,371
   2,157,999    Korea Tobacco & Ginseng Corp. (GDR)**,+ .....         15,818,133

                                                                      63,440,504

Transportation - Railroad - 0.9%
     249,935    Canadian National Railway Co. ...............         10,565,896
     430,690    Canadian National Railway Co.
                  (New York Shares) .........................         18,377,542

                                                                      28,943,438
--------------------------------------------------------------------------------
Total Common Stock (cost $3,202,110,984) ....................      3,053,288,124
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.8%
     122,601    Porsche A.G.** ..............................         58,521,892

Oil Companies - Integrated - 0.7%
   1,744,845    Petroleo Brasileiro S.A. (ADR) ..............         21,042,831
--------------------------------------------------------------------------------
Total Preferred Stock (cost $62,409,967) ....................         79,564,723
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
$109,800,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $109,805,871
                  collateralized by $169,736,508
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $2,589,699 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $109,010,449
                  and $2,985,555 (cost $109,800,000) ........        109,800,000
--------------------------------------------------------------------------------
Time Deposit - 0.8%
                ABN Amro Bank N.V.
  26,900,000      1.85%, 11/1/02 (cost $26,900,000) .........         26,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,401,220,951) - 100.8% ......      3,269,552,847
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%     (26,955,957)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,242,596,890
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.3%         $    8,580,228
Belgium                                              1.4%             47,350,377
Bermuda                                              0.5%             17,184,501
Brazil                                               1.4%             46,391,040
Canada                                               7.2%            235,720,106
Denmark                                              0.5%             16,003,016
Finland                                              1.1%             36,381,844
France                                              10.1%            329,967,337
Germany                                              4.8%            155,717,998
Hong Kong                                            3.3%            108,622,710
India                                                4.0%            129,251,896
Ireland                                              0.4%             14,662,230
Israel                                               1.0%             32,731,763
Italy                                                3.0%             99,261,632
Japan                                               12.4%            405,197,145
Mexico                                               2.7%             88,905,995
Netherlands                                          4.5%            147,655,897
Norway                                               0.8%             25,339,225
Russia                                               0.3%              8,665,945
South Korea                                          2.9%             95,114,034
Spain                                                0.6%             21,110,341
Sweden                                               3.6%            116,807,023
Switzerland                                         10.4%            339,692,297
United Kingdom                                      18.6%            606,538,267
United States                                        4.2%            136,700,000
--------------------------------------------------------------------------------
Total                                              100.0%         $3,269,552,847

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02           137,300,000      $  214,709,526    $ (2,521,220)
British Pound 4/15/03            66,000,000         102,168,654        (957,655)
Euro 11/7/02                    226,900,000         224,622,217      (2,620,417)
Euro 1/31/03                    139,200,000         137,246,761      (1,491,169)
Euro 2/21/03                    136,100,000         134,072,754      (1,994,857)
Euro 4/15/03                     82,700,000          81,287,955        (866,214)
Hong Kong Dollar
  2/21/03                       673,200,000          86,240,113           46,118
Japanese Yen 11/7/02          3,660,000,000          29,887,312        (118,729)
Japanese Yen 1/31/03          2,300,000,000          18,857,464          177,991
Japanese Yen 2/21/03         21,325,000,000         174,982,750      (2,290,070)
Japanese Yen 4/15/03          8,630,000,000          70,958,348        (796,070)
Mexican Peso 11/22/02           416,500,000          40,883,077          870,453
South Korean Won
  2/3/03                     16,400,000,000          13,362,666          384,191
South Korean Won
  2/25/03                    49,100,000,000          39,934,933        (857,548)
Swiss Franc 11/7/02              99,400,000          67,354,243      (1,304,473)
Swiss Franc 4/15/03             107,500,000          73,132,462        (971,514)
--------------------------------------------------------------------------------
Total                                            $1,509,701,235    $(15,311,183)

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Overseas Fund  October 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  3,401,221

Investments at value                                                $  3,269,553
  Cash                                                                     1,926
  Receivables:
    Investments sold                                                      45,360
    Fund shares sold                                                      15,636
    Dividends                                                              7,322
    Interest                                                                   7
  Other assets                                                                 9
--------------------------------------------------------------------------------
Total Assets                                                           3,339,813
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 20,750
    Fund shares repurchased                                               58,086
    Advisory fees                                                          1,769
    Transfer agent fees and expenses                                         720
  Accrued expenses                                                           580
  Forward currency contracts                                              15,311
--------------------------------------------------------------------------------
Total Liabilities                                                         97,216
--------------------------------------------------------------------------------
Net Assets                                                          $  3,242,597
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          210,077

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      15.44
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      5,622
  Dividends                                                               71,659
  Foreign tax withheld                                                   (6,948)
--------------------------------------------------------------------------------
Total Investment Income                                                   70,333
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           28,898
  Transfer agent fees and expenses                                         7,850
  Registration fees                                                          129
  Postage and mailing expenses                                               156
  Custodian fees                                                           2,814
  Printing expenses                                                          216
  Audit fees                                                                  55
  Trustees' fees and expenses                                                 37
  Other expenses                                                             193
--------------------------------------------------------------------------------
Total Expenses                                                            40,348
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (577)
--------------------------------------------------------------------------------
Net Expenses                                                              39,771
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              30,562
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (615,282)
  Net realized gain/(loss) from foreign
    currency transactions                                               (28,200)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                      27,251
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (616,231)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (585,669)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Overseas Fund  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


For the fiscal year ended October 31
(all numbers in thousands)                                                 2002             2001

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $     30,562     $     53,233
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (643,482)        (959,793)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     27,251      (2,335,413)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (585,669)      (3,241,973)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (26,693)         (53,439)
  Net realized gain from investment transactions*                            --        (998,947)
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (26,693)      (1,052,386)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         4,445,938        3,946,820
  Reinvested dividends and distributions                                 25,428        1,005,590
  Shares repurchased                                                (5,605,044)      (5,049,722)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,133,678)         (97,312)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (1,746,040)      (4,391,671)
Net Assets:
  Beginning of period                                                 4,988,637        9,380,308
------------------------------------------------------------------------------------------------
  End of period                                                    $  3,242,597     $  4,988,637
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  5,028,307     $  6,161,894
  Accumulated net investment income/(loss)*                              28,518           24,903
  Accumulated net realized gain/(loss) from investments*            (1,667,485)      (1,024,166)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (146,743)        (173,994)
------------------------------------------------------------------------------------------------
                                                                   $  3,242,597     $  4,988,637
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           249,524          166,468
  Reinvested distributions                                                1,309           36,916
------------------------------------------------------------------------------------------------
Total                                                                   250,833          203,384
------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (311,336)        (213,306)
Net Increase/(Decrease) in Fund Shares                                 (60,503)          (9,922)
Shares Outstanding, Beginning of Period                                 270,580          280,502
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       210,077          270,580
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                          $  2,595,748     $  3,898,770
  Proceeds from sales of securities                                   3,181,660        4,368,849
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                               2002             2001             2000             1999             1998

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      18.44     $      33.44     $      25.35     $      17.95     $      17.94
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              .15              .28              .01               --              .08
  Net gains/(losses) on securities
    (both realized and unrealized)                       (3.05)          (11.42)             8.22             7.49              .54
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (2.90)          (11.14)             8.23             7.49              .62
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.10)            (.20)               --            (.09)            (.10)
  Distributions (from capital gains)*                        --           (3.66)            (.14)              --             (.51)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.10)           (3.86)            (.14)            (.09)            (.61)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      15.44     $      18.44     $      33.44     $      25.35     $      17.95
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (15.78)%         (37.09)%           32.59%           41.77%            3.55%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  3,242,597     $  4,988,637     $  9,380,308     $  5,639,980     $  3,889,098
Average Net Assets for the Period (in thousands)   $  4,445,864     $  6,945,505     $  9,862,835     $  4,577,552     $  3,948,710
Ratio of Gross Expenses to Average Net Assets(1)          0.91%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)            0.89%            0.85%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                   0.69%            0.77%            0.22%          (0.03)%            0.58%
Portfolio Turnover Rate                                     63%              65%              62%              92%             105%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Overseas Fund  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR              American Depository Receipt
GDR              Global Depository Receipt
New York Shares  Securities of foreign companies trading on the New York Stock
                 Exchange
RNC              Represents non-convertible savings shares

*    Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Overseas Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Funds' financial statements, the Funds are no longer required to show certain distribution information as a separate line item. The Funds' current and prior year Statements of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

                                       Janus Overseas Fund  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced on the net fees paid to DST for the period ended October 31, 2002, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                 Paid                 Reduction           DST Fees
================================================================================
               $40,996                 $30,754            $323,690
--------------------------------------------------------------------------------

                                       Janus Overseas Fund  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                  Net Tax AP/DP
Undistributed    Undistributed                     on Foreign        Net Tax
  Ordinary         Long-Term     Accumulated        Currency         AP/DP on
   Income            Gains      Capital Losses     and Futures      Investments
--------------------------------------------------------------------------------
$28,475,042           --       $(1,638,431,220)     $(150,874)    $(175,602,612)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

         Federal Tax            Unrealized            Unrealized
            Cost               Appreciation          (Depreciation)
================================================================================
       $3,445,155,459          $299,052,689          $(474,655,301)
--------------------------------------------------------------------------------

14  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                       Distributions
--------------------------------------------------------
    From Ordinary     From Long-Term     Tax Return of     Net Investment
       Income          Capital Gains        Capital             Loss
================================================================================
     $26,692,971            --                --                 --
--------------------------------------------------------------------------------

Janus Overseas Fund has elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Fund is as follows:

--------------------------------------------------------------------------------
              Foreign Taxes Paid         Foreign Source Income
--------------------------------------------------------------------------------
                  $6,919,154                  $71,659,119
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of the Berger International Fund into the Janus Overseas Fund, subject to shareholder approval.

                                       Janus Overseas Fund  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Overseas Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

16  Janus Overseas Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Overseas Fund  October 31, 2002  17

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

18  Janus Overseas Fund  October 31, 2002

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                       Janus Overseas Fund  October 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

20  Janus Overseas Fund  October 31, 2002

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--------------------------------------------------------------------------------

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Helen Young Hayes**++        Executive Vice President              2/93-Present     Vice President and Managing Director
100 Fillmore Street          and Co-Portfolio Manager                               of Investments of Janus Capital and
Denver, CO 80206             Janus Worldwide Fund and                               Director of Janus Capital Group Inc.
Age 40                       Janus Overseas Fund                                    Formerly, Director (2000-2002) for
                                                                                    Janus Capital Corporation.

Brent A. Lynn**              Executive Vice President              1/01-Present     Vice President of Janus Capital.
100 Fillmore Street          and Co-Portfolio Manager                               Formerly, Analyst (1991-2001) for
Denver, CO 80206             Janus Overseas Fund                                    Janus Capital Corporation.
Age 38

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                       Janus Overseas Fund  October 31, 2002  21

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

22  Janus Overseas Fund  October 31, 2002

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--------------------------------------------------------------------------------

NOTES

                                       Janus Overseas Fund  October 31, 2002  23

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NOTES

24  Janus Overseas Fund  October 31, 2002

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--------------------------------------------------------------------------------

NOTES

                                       Janus Overseas Fund  October 31, 2002  25

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                      OS54-12/02

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